NATIONSTAR NHLT 2016-3 DUE DILIGENCE REVIEW

August 2016

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© 2016 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

REVIEW RESULTS

SUMMARY

AMC Servicing Solutions, LLC (“AMC”) reviewed a population of 1,004 Home Equity Conversion Mortgage loans (“HECMs”) serviced by Nationstar Mortgage LLC (“Nationstar” or “Client”). This review included review of data, documentation and images provided by Nationstar, validation of key servicing system data, and confirmation of FHA Mortgage Insurance Certificates. It also included lien searches on a sample of Texas properties. The Procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

The original population for securitization was reduced from 1,010 HECMs to 991 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. Of the 19 HECMs removed, 13 were removed due to title issues, 3 were removed when the default was cured, and 3 were removed due to active litigation. Population reductions within each procedure tested may have altered overall statistical samples.

PROCEDURES

1.	Obtain and review FHA reporting from Nationstar and determine that all HECMs have FHA insurance coverage.
AMC confirmed FHA coverage on 991 assets in the Securitization Population by reviewing the images of corresponding HECM files and supplemental FHA documentation provided by Nationstar.

2.	Obtain the most recent valuations report including date of valuation, type, and amount, and

a.
Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC reviewed 252 of the most recent appraisals found in the Securitization Population validating the date and amount from the hard copy to the servicing system data. AMC originally identified fifteen (15) value variances. Nationstar corrected the servicing data and provided an updated tape to clear six (6) of the value variances. On the final data tape nine (9) loans were found to have tape value variances versus the most recent appraisals provided to AMC. Nationstar indicated five (5) of the variances were due to timing issues of tape generation versus posting of updated appraisal values, three (3) of the variances were due to system limitations not allowing the posting of multiple due and payable valuation outcomes, and one (1) variance was due to an inability to provide the most recent valuation to AMC.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

3.	Obtain a list of HECMs in due and payable, select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval and determine that:

a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.
AMC reviewed property inspection reports on 254 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the status in the data tape. AMC identified sixty-eight (68) variances where the property inspection report showed the property as “Occupied;” however, the servicing system had an occupancy status of “Unknown.” Nationstar corrected the servicing data and no exceptions were subsequently identified.

b.	Borrower documents validating age at origination are included in the imaging system.
For a sample of 254 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file. Nationstar was unable to provide borrower documents validating age on four (4) loans. Nationstar was able to provide third-party credit bureau or borrower identity verification reports confirming date of birth on each of the four (4) loans; however, these identification methods did not include imaged or legible borrower documents validating age. These loans have been identified as “ID images not available; CBR and/or third party identity verification report provided confirms age” in AMC’s report.

4.	Obtain a list of HECMs with corporate advances and all transaction level detail, select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, and:

a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,
AMC reviewed a sample of 272 HECMs with corporate advances from the Securitization Population. AMC tested all foreclosure and bankruptcy attorney fees against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by Nationstar. AMC identified seven (7) HECMs with over allowable advances. There are twenty-seven (27) loans for which Nationstar was either not able to provide all loan-level invoices to support associated advances or detail necessary to support full reimbursement of advances from HUD.  Nationstar has stated that it may be able to provide supporting documentation and explanations by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. AMC has marked these loans as “unable to determine with information received” in its report.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.
AMC reviewed a sample of 272 HECMs with corporate advances from the Securitization Population. AMC tested a sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by Nationstar. No exceptions were identified on the 272 loan sample, although one (1) transaction was found to be a misclassified tax lien expense incorrectly categorized as a property preservation fee. The misclassified item was not subject to the FHA allowable and not deemed an exception.

5.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.

a.
AMC will review the searches to determine if lien is indeed in first position, if the lien search information matches the title information in the loan file, and if the final beneficiary is the seller of the asset.

AMC reviewed tax lien search results provided by a third party on forty-three (43) HECMs in the Securitization Population. No assessment data was available or results returned on two (2) HECM properties. Of the forty-one (41) loans with assessment data, AMC noted twenty (20) total exceptions across fourteen (14) unique loans. The fourteen (14) unique loans with exceptions were as follows:

▪	Tax Delinquency Only: 7 loans

▪	Forcible Entry/Detainer Lien Only: 2 loans

▪	New Civil Filings Only: 1 loan

▪	Federal Tax Lien Only: 1 loan

▪	Tax Delinquency and Prior Lien: 1 loan

▪	Tax Delinquency, Civil Judgment, and 2 Tax Liens: 1 loan

▪	3 Civil Judgments and State Tax Lien: 1 loan

6.
Identify HECMs with property valuations twenty-four (24) or more months old. Select a sample of HECMs at the 95% confidence level and 5% confidence interval and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select a 5% sample, and order Broker Price Opinions.

BPOs for a total of 82 HECMs were ordered and received for HECMs in the Securitization Population. The results of each valuation have been provided to Nationstar.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.